EXHIBIT 10.2


                            DISTINCTIVE DEVICES, INC.
                            -------------------------

                            UNSECURED PROMISSORY NOTE
                            -------------------------


$1,000,000.                                                      October 9, 2003

          FOR VALUE RECEIVED, the undersigned, DISTINCTIVE DEVICES, INC., a Delaware corporation (the "Company"), for value received, hereby promises to pay to the order of MULLIGAN MANAGEMENT, INC. (the "Holder"), in lawful money of the United States of America, the principal sum of ONE MILLION DOLLARS ($1,000,000), together with interest at the rate of five (5%) percent per annum thereon. The principal on this Note, together with accrued interest thereon, shall be paid at the address of the Holder listed herein, or at such other place as may be specified by the Holder in its notice.

          This Note is being issued with a detachable common stock purchase warrant (the "Warrant Agreement") granting to the Holder warrants (the "Warrants") evidencing the right initially to purchase one share of Common Stock, $.001 par value, of the Company for each $1.00 initial principal amount, at an initial exercise price of Seventy Cents ($0.70) per share, and exercisable for ten years.

          1.   Payment.
               -------

          1.1 Principal. The outstanding principal amount on this Note shall be due and payable in full on October 8, 2006 (the "Maturity Date"), subject to prepayment as set forth in Section 2.

          1.2 Interest. Interest shall accrue on the outstanding principal amount and be paid annually commencing on October 8, 2004, and continuing on each subsequent anniversary date until the principal amount is paid in full.

          2. Prepayment. The Company may prepay the then outstanding principal amount, in whole or in part, together with accrued interest on the principal amount being prepaid, at any time, without premium or penalty. If less than the entire principal amount of this Note at the time outstanding shall be called for optional prepayment, the Company shall cancel this Note and issue a new Note for the remaining principal amount, and dated the last day through which interest was paid hereon.

          3. Covenants of the Company. The Company agrees and covenants that until such time as this Note has been paid in full, the Company will comply with the following covenants:

          3.1 Payment of Principal and Interest. The Company will duly and punctually pay the principal of and interest on this Note in accordance with the terms of this Note.

          3.2 Maintenance of Office or Agency. The Company will maintain an office in the State of New Jersey where this Note may be presented or


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surrendered for payment, where this Note may be surrendered for transfer or exchange and where notices and demands to or upon the Company in respect of this Note may be served. The Company will give prompt written notice to the Holder of the location, and of any change in the location, of such office.

          3.3 Payment of Taxes and Other Claims. The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all taxes, assessments and governmental charges levied or imposed upon it or upon its income, profits or property, and (ii) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon its property; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

          3.4 Maintenance of Properties. The Company will cause all the properties used or useful in the conduct of the business of the Company and its subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation and maintenance of any of its or its subsidiaries' properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business and not disadvantageous in any material respect to the Holder.

          3.5 Corporate Existence. The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchise and that of its subsidiaries; provided, however, that the Company shall not be required to preserve any right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holder.

          3.6 Financial Statements and Information. The Company will mail or deliver to the Holder:

               (a) Quarterly Statements. Within sixty (60) days after the close of each of the three interim quarterly accounting periods of the Company, an unaudited consolidated balance sheet of the Company as of the end of such period and the related consolidated statements of operations stockholder equity and cash flows for such period.

               (b) Annual Statements. Within 120 days after the close of each fiscal year of the Company, an audited consolidated balance sheet of the Company as of the end of such fiscal year and the related consolidated statements of operations stockholder equity and cash flows for the year then ended.


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               (c)   Other Statements, Etc. Copies of all such financial
statements, reports and proxy statements as the Company shall send to or make available to its stockholders.

               (d) Compliance. So long as the Company's Common Stock is registered under the Securities Exchange Act of 1934, as amended, the obligations under subsections (a) and (b) shall be satisfied by the delivery or mailing of the Company's Quarterly Report on Form 10-QSB for the quarter then ended and the Annual Report on Form 10-KSB for the fiscal year then ended.

          4.   Remedies.
               --------

          4.1 Events of Default. "Event of Default", wherever used herein means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (1) default in the payment of any principal or interest upon this Note for a period of five (5) days after it becomes due and payable, whether on the Maturity Date or upon prepayment; or

               (2) default in the performance, or breach, of any covenant of the Company in the Warrant Agreement or this Note (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of ten (10) business days after written notice has been given to the Company specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

               (3) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Federal Bankruptcy Code or any other applicable Federal or State law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or

               (4) the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable Federal or State law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of


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          any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

               (5) the Company shall be in default in the payment of in excess of $500,000 of money borrowed in any one transaction or pursuant to any one agreement or series of related agreements or transactions, the lender thereof shall have exercised its rights to declare said sum due and payable and such default shall not have been cured or contested in good faith for a period of sixty (60) days after such declaration; or

               (6) the Company shall have entered against it a final judgment by a court having jurisdiction which, if satisfied, would have a material adverse effect on the financial condition of the Company and its subsidiaries as a whole;

then and in each and every case, the Holder may by notice in writing to the Company declare the unpaid balance of the Note to be forthwith due and payable, and thereupon such balance, including accrued interest hereon, shall become so due and payable without presentation, protest or further demand or notice of any kind, all of which are hereby expressly waived.

          4.2 Enforcement of Remedies. In case any one or more of the Events of Default specified in Section 4.1 shall have occurred and be continuing, the Holder may proceed to protect and enforce its rights either by suit in equity or by action at law, or otherwise proceed to enforce payment of such Note or to enforce any other legal or equitable right of the Holder of this Note.

          4.3 Waiver by Company. To the extent permitted by applicable law, the Company hereby agrees to waive, and does hereby absolutely and irrevocably waive and relinquish the benefit and advantage of any valuation, stay, appraisal, extension or redemption laws now existing or which may hereafter exist, which, but for this provision might be applicable to any sale made under the judgment, order or decree of any court or otherwise, based on the Note or any claim for interest on the Note.

          4.4 Amendments and Waivers. No course of dealing between the Company and the Holder and no delay on the part of the Holder hereunder in exercising any rights under this Note shall operate as a waiver of the rights of the Holder hereunder. No covenant or other provision of this Note nor any default or Event of Default in connection therewith may be waived otherwise than by a written instrument signed by the Holder so waiving such covenant or other provision or default or Event of Default.

          4.5 Cost and Expense of Collection. The Company covenants and agrees that if default be made in any payment or prepayment of principal of, or interest on, the Note, it will, to the extent permitted under applicable law, pay to the Holder such further amount as shall be sufficient to cover the cost or expense of collection, including reasonable compensation to the attorneys of the Holder for all services rendered in that connection.


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          5.   Payment; Exchange and Transfer; Lost Notes.
               ------------------------------------------

          5.1 Payments. Interest and principal to be paid in respect of this Note shall be paid at the place provided herein, without any presentment or notation of payment. The amount of principal so paid on this Note shall be regarded as having been retired and cancelled at the time of payment. At the time of payment in full on this Note the Holder shall surrender the Note to the Company for cancellation.

          5.2 Exchange and Transfer. The Holder may, prior to maturity or prepayment thereof, surrender the Note for exchange, at the office designated by the Company pursuant to Section 6. Within a reasonable time thereafter and without expense (other than transfer taxes, if any) to the Holder, the Company shall issue in exchange thereof, or in exchange for the portion thereof not surrendered in payment as aforesaid (as the case may be), in such denominations and made payable to such person or persons, or order, as the Holder shall designate, a Note or Notes for the same aggregate principal amount as the unpaid principal amount of the Note or Notes so surrendered, having the same maturity and rate of interest, containing the same provisions and subject to the same terms and conditions as the Note or Notes as surrendered, provided, that should a portion of the principal amount of this Note be assigned to a third party, as a condition of such assignment the Company may request that the Holder and the assignee enter into an agreement regarding their joint action for enforcement of this Note.

          5.3 Lost, etc., Notes. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (in case of loss, theft or destruction) of indemnity satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Note, if mutilated, the Company will make and deliver a new Note of like tenor in lieu of such Note.

          6. Notice. Any notice, presentation or demand to or upon the Company or to the Holder in respect of this Note may be given or made in writing to the addresses set forth below, and shall be deemed to be duly given if personally delivered with receipt acknowledged, if mailed by registered or certified mail, first class, postage prepaid, or if delivered by a nationally recognized overnight courier service to such address, or, if any other address shall at any time be designated for this purpose by the Company or the Holder in writing to the other, to such other address.

               (a)  If to the Holder:

                    Mulligan Management, Inc.
                    125 Main Street
                    P.O. Box 144
                    Road Town, BVI
                    Attn:  Mr. Anek Anantachat


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               (b)  If to the Company:

                    Distinctive Devices, Inc.
                    One Bridge Plaza, Suite 100
                    Fort Lee, NJ  07024
                    Attn:  Sanjay Mody, President

          7. Governing Law. The provisions of this Note shall be construed and interpreted, and all rights and obligations hereunder determined, in accordance with the laws of the State of Delaware, without reference to the conflict of laws principles thereof.

          8. Successors. This Note shall be binding on the Company and its successors and assigns, and inure to the benefit of Holder and its successors and assigns; provided that Company may not assign, transfer or convey this Note without the written consent of the Holder other than by operation of law or the sale of all or substantially all of the assets of the Company to an entity which expressly assumes in writing the obligations of the Company under this Note.

          9. Amendment. This Note sets forth the entire agreement between the Holder and the Company with respect to the matters herein; and may not be amended, modified or terminated except by a writing executed by the Company and the Holder.

          IN WITNESS WHEREOF, the Company has duly executed this Note on the day and year first above written.

                                      DISTINCTIVE DEVICES, INC.


                                      ------------------------------------------
                                      By:     Sanjay Mody
                                      Title:  Chief Executive Officer, President
                                              and Chief Financial Officer


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